Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra Netols Small Cap Value Fund (the “Fund”)

Institutional Class Shares (FNSVX)

Class Y Shares (FNSYX)

Supplement Dated January 3, 2014

to the Prospectus dated October 31, 2013

Effective January 1, 2014, Michael D. Groblewski was named an assistant portfolio manager of the Fund.  Accordingly, the Fund’s prospectus is revised as follows.

The table under “Summary Section – Management” in the prospectus is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Jeffrey W. Netols	2005	Portfolio Manager
Michael D. Groblewski	2014	Assistant Portfolio Manager

The disclosure under “Fund Management – Portfolio Manager” on page 9 of the prospectus is deleted and replaced with the following:

Portfolio Managers.  The Fund’s portfolio is managed by Jeffrey W. Netols and Michael D. Groblewski.  Mr. Netols is the lead portfolio manager of the Fund, reviews and approves all recommendations and makes the final buy and sell decisions for the Fund.  Mr. Netols is the founder of Netols.  He has been a portfolio manager of Netols since 2000.  He served as a senior portfolio manager of Putnam Investments from 1993 to 2000.  He has earned the right to use the Chartered Financial Analyst designation.

Mr. Groblewski has been an assistant portfolio manager of the Fund since January 2014.  Prior to that, he was a senior securities analyst at Netols since 2005.  Mr. Groblewski earned a B.B.A. in Finance from the University of Wisconsin-Madison and an M.B.A. in Finance and International Business from Syracuse University.  He has earned the right to use the Chartered Financial Analyst designation.

Please retain this supplement for future reference.

Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC. (the “Company”)

Frontegra Netols Small Cap Value Fund (the “Fund”)
Institutional Class Shares (FNSVX)
Class Y Shares (FNSYX)

Supplement Dated January 3, 2014

to the Statement of Additional Information (“SAI”) dated October 31, 2013 as Supplemented November 22, 2013

Effective January 1, 2014, Michael D. Groblewski was named an assistant portfolio manager of the Fund.  Accordingly, the Company’s SAI is revised as follows.

The first paragraph under “Portfolio Managers – Other Accounts Managed by Portfolio Managers of the Funds” on page B-32 is deleted and replaced with the following:

As described in the Prospectus for each Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the applicable Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  In the case of the RobecoSAM Global Equity Fund, Diego D’Argenio is the lead portfolio manager of the Fund and Kai Fachinger is the deputy portfolio manager of the Fund.  In the case of the Timpani Small Cap Growth Fund and MFG Global Equity Fund, Brandon M. Nelson and Hamish Douglass, respectively, are the sole portfolio managers of such Funds.  In the case of the Netols Small Cap Value Fund, Jeffrey W. Netols is the lead portfolio manager of the Fund and Michael D. Groblewski is the assistant portfolio manager of the Fund.  None of the registered investment company clients of any adviser or subadviser pays a performance-based fee.

The first paragraph under “Portfolio Managers – Other Accounts Managed by Portfolio Managers of the Funds” on page B-33 is supplemented with the following information regarding other accounts managed as of November 30, 2013.

As of November 30, 2013, Michael D. Groblewski, the assistant portfolio manager of the Netols Small Cap Value Fund, was not primarily responsible for the day-to-day management of the portfolio of any other account.

The fourth paragraph under “Portfolio Managers-Potential Conflicts of Interest” or page B-34 is deleted and replaced with the following:

Netols Small Cap Value Fund – Netols Asset Management, Inc.

The Netols Small Cap Value Fund portfolio managers may manage multiple accounts for multiple clients.  In addition to the Fund, these other accounts may include other mutual funds managed on a subadvisory basis, collective trust accounts and separate accounts for individuals, pension and profit sharing plans, foundations and 401(k) plans.  Netols manages potential conflicts of interest between the Fund and other types of accounts through allocation policies and procedures.  Netols has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including the Fund, participate in investment decisions involving the same securities.

The third paragraph under “Portfolio Managers – Compensation of Portfolio Managers” on page B-35 is deleted and replaced with the following:

Netols Small Cap Value Fund

Mr. Netols is the 100% owner of Netols.  The Fund’s portfolio managers are compensated with salary plus bonus, which is based on the overall success of the firm.

The table under “Portfolio Managers – Ownership of Fund Shares by Portfolio Managers” on page B-35 is revised to add the following information:

Fund/Portfolio Manager	Dollar Range of Shares Owned as of November 30, 2013
Netols Small Cap Value Fund
Michael D. Groblewski	$50,001 - $100,000

Please Retain This Supplement For Future Reference

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